UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2006


                        Franklin Street Properties Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                    001-32470                    04-3578653
--------------------------------------------------------------------------------
 (State or other Juris-            (Commission                 (IRS Employer
diction of incorporation)          File Number)              Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts         01880-6210
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

      On June 27, 2006, FSP One Overton Park LLC, a wholly-owned subsidiary of Franklin Street Properties Corp. (the "Registrant"), consummated the acquisition of a fifteen-story Class A office property located at 3625 Cumberland Boulevard in Atlanta, Georgia (the "Property"). FSP One Overton Park LLC acquired the Property from One Overton Park LLC. On June 28, 2006, the Registrant filed a Current Report on Form 8-K (the "Current Report") to report the acquisition of the Property. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements of the business acquired and the pro forma financial information required by Item 9.01 of Form 8-K. The Registrant hereby amends and restates Item 9.01 of the Current Report in its entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      The financial statements required by this item are contained in Exhibit
      99.1 to this Amendment No. 1 to the Current Report and are incorporated herein by reference.

(b)   Pro forma financial information.

      The pro forma financial information required by this item is contained in
      Exhibit 99.2 to this Amendment No. 1 to the Current Report and is incorporated herein by reference.

(c)   Shell company transactions.

      Not applicable.

(d)   Exhibits.

      See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRANKLIN STREET PROPERTIES CORP.

Date: August 23, 2006            By: /s/ George J. Carter
                                     ---------------------------------------
                                     George J. Carter
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

2.1* Agreement of Sale and Purchase, dated May 19, 2006, by and between One Overton Park LLC and FSP One Overton Park LLC

23.1**              Consent of Joseph Decosimo and Company, LLC

99.1**              Financial statements of One Overton Park

99.2**              Pro forma financial information for Registrant

* Previously filed.
** Filed herewith.